UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2018

BIOTRICITY INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-201719	47-2548273
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

275 Shoreline Drive, Suite 150 Redwood City, California 94065	94065
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (416) 214-3678

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02.	Unregistered Sales of Equity Securities.

From November 15, 2017 through January 24, 2018, Biotricity Inc. (“the Registrant”) issued an aggregate of 127,400 shares of the Registrant’s common stock to consultants, advisors, and other services providers as consideration for services. The issuance of the 127,400 shares of common stock was exempt from registration under Section 4(a)(2) under the Securities Act of 1933, as amended and the rules promulgated thereunder (the “Securities Act”), as a transaction not involving a public offering, as the issuance thereof was made to a limited number of persons or entities as compensation for services rendered.

From November 15, 2017 through January 24, 2018, holders of exchangeable shares of the Company’s indirect subsidiary (the “Exchangeable Shares”) converted an aggregate of 679,858 Exchangeable Shares for an aggregate of 679,858 shares of the Registrant’s common stock. Pursuant to the terms of conversion of the Exchangeable Shares, each such share is convertible, upon request and for no additional consideration, into 1 share of the common stock of the Registrant. The issuance of the 679,858 shares of common stock were exempt from registration under Section 4(a)(2) under the Securities Act as transactions not involving a public offering.

From November 15, 2017 through January 24, 2018, the Registrant issued an aggregate of 140,000 shares of the Registrant’s common stock in connection with the exercise of warrants previously issued to consultants as consideration for services. The issuance of the 140,000 shares of common stock was exempt from registration under Section 4(a)(2) under the Securities Act as a transaction not involving a public offering, as the issuance thereof was made to a limited number of persons or entities as compensation for services rendered, and/or 3(a)(9) under the Securities Act as the warrants were exercised for common stock by existing security holders and no commission or other remuneration was paid.

From November 15, 2017 through January 24, 2018, the Registrant issued an aggregate of 171,593 shares of the Registrant’s common stock in connection with the cashless exercise of warrants previously issued to brokers who assisted the Registrant in arranging funding. The issuance of the 171,593 shares of common stock was exempt from registration under Section 4(a)(2) under the Securities Act as a transaction not involving a public offering, as the issuance thereof was made to a limited number of persons or entities as compensation for services rendered, and/or 3(a)(9) under the Securities Act as the warrants were exercised for common stock by existing security holders and no commission or other remuneration was paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 26, 2018

BIOTRICITY, INC.

By:	/s/ John Ayanoglou
John Ayanoglou
Chief Financial Officer

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